Exhibit 10.10


                   Supplemental Agreement No. 11
                               to
                     Purchase Agreement No. 1602
                             between
                        THE BOEING COMPANY
                               and
                       UNITED AIR LINES, INC.

            Relating to Boeing Model 767-322ER Aircraft

       THIS SUPPLEMENTAL AGREEMENT, entered into as of the 13th day of April 1995, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called Boeing), and UNITED AIR LINES, INC., a Delaware corporation, and UNITED WORLDWIDE CORPORATION (collectively hereinafter called Buyer);

                      W I T N E S S E T H:

       WHEREAS, the parties entered into that certain Purchase Agreement No. 1602, dated as of March 1, 1990, relating to the purchase and sale of Boeing Model 767-322ER aircraft (hereinafter referred to as " The Aircraft", or the "Firm Aircraft", "[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft" or the "Option Aircraft", as such capitalized terms, and any other capitalized terms used herein, unless otherwise specifically defined herein, are defined in the "Purchase Agreement" (as such term is defined below)), which agreement, as amended and supplemented, together with all exhibits, specifications and letter agreements related or attached thereto, is hereinafter called the "Purchase Agreement" and;

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to amend the Purchase
Agreement as follows:

1. The following Letter Agreement is executed contemporaneously with this Supplemental Agreement and is attached hereto and are part of this Supplemental Agreement:

       Agreement Number     Subject

       6-1162-DLJ-472R2     [*CONFIDENTIAL MATERIAL OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]





[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

















6. This Supplemental Agreement is subject to the confidentiality provisions of Letter Agreement 6-1162-DLJ-467.



7. The Purchase Agreement shall be deemed amended to the extent herein provided and as amended shall continue in full force and effect.



EXECUTED IN DUPLICATE as of the day and year first above written.


THE BOEING COMPANY                 UNITED AIR LINES, INC.

By: /s/ M. Monica Fix              By: /s/ Douglas A. Hacker
Its:  Attorney-in-Fact             Its:  Senior Vice President - Finance


                                   UNITED WORLDWIDE CORPORATION

                                   By: /s/ Douglas A. Hacker

                                   Its: President

Attachment 1 to
Supplemental Agreement 11 to
Purchase Agreement 1602



ARTICLE 1.    Subject Matter of Sale.

        1.3 Boeing shall sell and deliver to Buyer, and Buyer shall purchase from Boeing, six (6) 767-322ER Block C aircraft. Such aircraft are referred to individually and collectively as the "the Aircraft" or the "Block C
Aircraft."  The Block C Aircraft will be manufactured by
Boeing in accordance with Boeing Detail Specification D6T10330UAL, Revision C, dated March 3, 1992, (as described in Exhibit A-2 attached hereto) as it may be modified from time to time in accordance with the terms and conditions of Article 7 herein. Such Detail Specification as so modified is by this reference incorporated in this Agreement and is hereinafter referred to as the "Detail Specification." In connection with the sale and purchase of the Block C Aircraft, Boeing shall also deliver to Buyer other things under this Agreement including data, documents, training and services.

Attachment 2 to
Supplemental Agreement 11 to
Purchase Agreement 1602


ARTICLE 2.    Delivery of Aircraft; Title and Risk of Loss.

        2.1 Each Aircraft shall be delivered to Buyer assembled and ready for flight, and Buyer shall accept delivery of such Aircraft during, or if mutually agreed, before the months set forth in the following schedule:

Month and Year
  of Delivery                 Quantity of Aircraft

                   767 Aircraft

                 Block A Aircraft

February 1991                       One (1)
March 1991                          Two (2)
April 1991                          One (1)
August 1991                         One (1)
March 1992                          One (1)
April 1992                          One (1)
July 1992                           Two (2)
September 1992                      One (1)
October 1992                      Three (3)
November 1992                       One (1)
December 1992                       One (1)
February 1993                       One (1)


                 Block B Aircraft

March 1993                          Two (2)
April 1993                          One (1)
May 1993                            One (1)
July 1993                           One (1)
August 1993                         Two (2)


                 Block C Aircraft


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT]


Attachment 3 to
Supplemental Agreement 11 to
Purchase Agreement 1602


ARTICLE 5.    Payment.

       5.1 Advance Payment Base Price. The advance payment base price of each Aircraft, depending on the month and year of scheduled delivery, is indicated below:


       Month and Year of                Advance Payment Base
       Scheduled Delivery                Price per Aircraft

       February 1991                        [*CON TREAT REQ]
       March 1991                           [*CON TREAT REQ]
       April 1991                           [*CON TREAT REQ]
       August 1991                          [*CON TREAT REQ]

       March 1992                           [*CON TREAT REQ]
       April 1992                           [*CON TREAT REQ]
       July 1992                            [*CON TREAT REQ]
       September 1992                       [*CON TREAT REQ]
       October 1992                         [*CON TREAT REQ]
       November 1992                        [*CON TREAT REQ]
       December 1992                        [*CON TREAT REQ]

       February 1993                        [*CON TREAT REQ]
       March 1993                           [*CON TREAT REQ]
       April 1993                           [*CON TREAT REQ]
       May 1993                             [*CON TREAT REQ]
       July 1993                            [*CON TREAT REQ]
       August 1993                          [*CON TREAT REQ]



[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT]




Such advance payment base prices, as indicated above, may be adjusted pursuant to the provisions of (i) this Agreement, including Article 7 (Changes to Detail
Specification) and Article 8 (FAA Requirements), and (ii) other written agreements executed by Boeing and Buyer.
The advance payment base price of each Aircraft including any adjustment made thereto, is hereinafter referred to as the "Advance Payment Base Price".